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                      FIRST AMENDMENT TO LEASE AGREEMENT
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       This First Amendment to Lease Agreement (this "Amendment") is made as of this 1st day of February, 1993 by and between Phoenix Nursing Home Limited Partnership II, an Illinois limited partnership, as Lessor ("Lessor") and Sunrise Healthcare Corporation, a New Mexico corporation, Andrew Turner and Nora Turner, individually, as Lessee (together, "Lessee").

       A. Lessor and Lessee entered into that certain Lease Agreement dated as of August 30, 1991 (the "Lease") for that certain 64 bed addition to that certain long term fare facility at 11411 North Avenue, Phoenix, Arizona 85029 commonly known as Coronado Care Center, legally described on Exhibit A attached hereto (the "Facility"); the Lease covers the Demised Premises, which includes the Facility, and the Personal Property located thereon,

       B. The Lease provided for the construction of the Facility and the commencement of the Lease upon completion of the Facility;

       C. The construction of the Facility has been completed and Lessee has accepted and taken possession of the Leased Property pursuant to the Lease;

       D. Prior to construction of the Facility, Lessor conveyed title to the Demised Premises to Wheeling Partnership, an Illinois general partnership ("Wheeling"), and Wheeling, as Lessor, and Lessor, as Lessee, entered into that certain Ground Lease (the "Ground Lease") dated as of January 1, 1993;

       E. The parties are entering into this Amendment, among other things, to acknowledge the commencement of the Lease to amend the Lease in the manner set forth herein.

       NOW, THEREFORE, for and in consideration of the mutual terms, provisions and conditions herein contained, the receipt, sufficiency and adequacy of which is hereby acknowledge, and other good and valuable consideration, the parties hereto agree as follows:

       1. ACCEPTANCE OF FACILITY. Lessee has inspected the Facility as constructed by Lessor and Lessee hereby approves and accepts the Facility as completed and fully equipped.

       2. COMMENCEMENT DATE. Lessee took possession of the Leased Property under the Lease on or about January 1, 1993 and the parties hereby acknowledge said date as the Commencement Date.

       3.     RENT.

              (a) Lessee shall not be obligated to pay rent for the month of January, 1993. Lessee's first monthly installment of rent, for the month of February, 1993, shall be due on February 10, 1993.

              (b) The Initial Rent shall be the annual sum of $302,138.00, payable in equal monthly installments of $25,178.17.

              (c) The term Rent Year, as used in the Lease. shall mean each twelve month (12) period commencing on February 1, and each anniversary thereof, and ending on January 31.

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       4.     SECURITY DEPOSIT.  Lessee shall pay to Lessor, together with the first installment of month rent hereunder, the sum of $50,356.00 as the security deposit under the Lease. Lessor shall hold the hold the security deposit subject to and in accordance with the terms and conditions of the Lease.

       5. PERSONAL PROPERTY. The Personal Property covered by the Lease, as of the Commencement Date, shall include those items set forth on Exhibit B attached hereto and made a part hereof.

       6.     COMPLIANCE WITH GROUND LEASE/MORTGAGE.

              (a) Notwithstanding anything to the contrary contained in the Lease, Lessee shall at all times and in all respects fully, timely and faithfully comply with and observe each and all of the conditions, covenants and provisions required on the part of Lessor under the Ground Lease (and any mortgage or deed of trust to which the Lease is subordinate or to which it later may become subordinate), including, without limitation, such conditions, covenants and provisions thereof as relate to the care, maintenance, repair, insurance, restoration, preservation and condemnation of the Demised Premises, notwithstanding that such conditions, covenants and provisions may require compliance and observance to a standard or degree in excess of that required by the provisions of the Lease, or may require performance not required by the provisions of the Lease, and shall not do or permit to be done anything which would constitute a breach of or default under any obligation of Lessor under the Ground Lease (or any mortgage or deed of trust), it being the intention hereof that Lessee shall so comply with and observe each and all of such covenants, conditions and provisions of the Ground Lease (and any mortgage or deed of trust) so that they will at all times be in good standing and there will not be any default an the part of Lessor thereunder. However, nothing contained herein shall be construed to obligate Lessee to pay any part of the rent due under the Ground Lease (or the principal or interest secured by any mortgage or deed of trust), except as may otherwise be provided in the Lease.

       (b) With respect to any mortgage or dead of trust affecting the Demised Premises during the term hereof, Lessee further covenants and agrees as follows: (i) Lessee shall give the holder of any such mortgage or deed of trust notice of any default by Lessor which occurs under the Lease; (ii) Lessee shall not terminate the Lease as a result of any default by Lessor, without giving such holder written notice of Lessor's default under the Lease at the same time that Lessor is given notice of such default; and (iii) if Lessor fails to cure such default within the applicable grace period, if any, contained in the Lease, such holder shall have an additional reasonable period of tine to cure any such default.

       7. ENVIRONMENTAL COMPLIANCE. Lessee shall not generate, dispose of, release, use, handle, possess or store any hazardous substances upon the Demised Premises except in accordance with applicable laws, rules and regulations. Lessee shall at its sole cost and expense promptly remove or clean any hazardous substances introduced onto the Demised Premises by Lessee or with its permission or at its sufferance. Such removal or cleanup shall be in compliance with all applicable laws and regulations. Lessee hereby agrees to indemnify and hold Lessor harmless and agrees to defend Lessor from all losses, damages, claims, liabilities and fines, of any nature whatsoever in connection with the actual or alleged presence upon the Demised Premises of any hazardous substances introduced by Lessee or with its permission or at its sufferance.

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       8.     REPRESENTATIONS.  All of the representations and warranties contained in the Lease, Including, without limitation, those contained in
Section 30.1, are hereby remade by Lessee and are true and correct as of the date hereof.

       9. CONFLICTS, DEFINED TERMS. In the event that the terms, provisions and agreements contained herein conflict with those contained in the Lease, the terms of this Amendment shall prevail. Any and all terms defined in the Lease and used herein shall have the same meaning as set forth in the Lease.

       10. EFFECT OF AMENDMENT. This Amendment shall amend, modify and alter the terms and conditions of the Lease to the extent expressly herein provided. Lessor and Lessee acknowledge and agree, however, that except as expressly amended, modified or altered herein, the terms, provisions, and agreements contained in the Lease shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have made, executed and delivered this Amendment as of the date first above written.

Lessor:

Phoenix Nursing Home Limited Partnership II, an Illinois limited partnership

By: /s/ Zev Karkomi
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    a general partner

By: /s/ Harvey Angell
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    a general partner

Lessee:

Sunrise Healthcare Corporation,
a New Mexico corporation

By: /s/ Andrew Turner
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       Its: President
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    /s/ Andrew Turner
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    Andrew Turner

    /s/ Nora Turner
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    Nora Turner